ASSIGNMENT AND ASSUMPTION OF LEASE AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND SECURITY DEPOSITS (“Assignment”) is made and entered into as of the 23 day of August, 2024, by and between DUFF DANIELS, L.L.C., an Iowa limited liability company, as tenant in common holding a 65% interest, WESTBROOKE DANIELS, L.L.C., an Iowa limited liability company, as tenant in common holding a 10.21% interest, and WESTBROOKE WOLF, L.L.C., an Iowa limited liability company, as tenant in common holding a 24.79% interest (collectively, “Assignor”), and GIPIA 1220 S DUFF AVENUE, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property commonly known as 1220 South Duff Avenue, located in Ames, Story County, Iowa, and more particularly described on Exhibit “A” attached hereto (the “Property”); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor’s right, title and interest in and to that certain that certain Lease between Assignor, as landlord, and Best Buy Stores, L.P., a Virginia limited partnership, as tenant, dated December 20, 2004, as amended by that certain First Amendment to Lease dated December 11, 2018, as amended by that certain Second Amendment to Lease dated February 13, 2023, and as amended by that certain Third Amendment to Lease dated March 13, 2024 (collectively, the “Lease”), affecting the Property, together with the security deposits associated therewith, and, subject to the terms and conditions hereof, Assignee desires to assume Assignor’s obligations in respect of said lease and the security deposits.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee’s purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, and Assignee hereby accepts and assumes from Assignor, all of Assignor’s right, title and interest as landlord in and to the Lease and all of the benefits and privileges of the landlord arising under the Lease on, from and after the date hereof, including without limitation all of Assignor’s right, title and interest in and to all security deposits and rentals thereunder.

2. Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of (a) any obligation or liability of the landlord or lessor under the Lease which was to be performed or which became due during the period in which Assignor owned the Property, and (b) any obligation or liability of landlord under the Lease arising after the date hereof relating to acts or omissions occurring prior to the date hereof during the period Assignor owned the Property.

3. Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of Assignee’s failure to perform any obligations or liability of the landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

4. This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

[Signature pages to immediately follow.]

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNOR:

DUFF DANIELS, L.L.C.,

an Iowa limited liability company

By: /s/ Ronald L. Daniels

Ronald L. Daniels, its Manager

WESTBROOKE DANIELS, L.L.C.,

an Iowa limited liability company

By: /s/ Ronald L. Daniels

Ronald L. Daniels, its Manager

WESTBROOKE WOLF, L.L.C.,

an Iowa limited liability company

By:/s/ Abe M. Wolf

Abe M. Wolf, its Manager

ASSIGNEE:

GIPIA 1220 S DUFF AVENUE, LLC,

a Delaware limited liability company

By:/s/ David Sobelman

David Sobelman, its President

Exhibit A

Legal Description